Rule 497(d)




                                     FT 1015

              Target Double Play Portfolio, 4th Quarter 2005 Series

              Target Focus Four Portfolio, 4th Quarter 2005 Series

         Target VIP Aggressive Equity Portfolio, 4th Quarter 2005 Series

        Target VIP Conservative Equity Portfolio, 4th Quarter 2005 Series

              Supplement to the Prospectus dated September 30, 2005

         Notwithstanding anything to the contrary in the Prospectus, all shares of Advanced Neuromodulation Systems, Inc. (Ticker: ANSI) have been removed from the portfolios of the above-referenced series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

November 23, 2005